Exhibit No. 32.1

Form 10-KSB
Zandaria Ventures, Inc.
File No. 333-127389


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Zandaria Ventures, Inc. (the "Company") on Form 10-KSB for the year ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jason Smart, Chief Executive and Financial Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: July 11, 2008      By: /s/ JASON SMART
                             ---------------------------------
                             Jason Smart
                             Chief Executive Officer
                             Chief Financial Officer




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A signed  original of this  written  statement  required by Section 906 has been provided to Zandaria Ventures, Inc. and will be retained by Zandaria Ventures, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.